EuroPac International Bond Fund Class A: EPIBX

Summary Prospectus	August 8, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/bond_fund.html. You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, as amended August 6, 2013, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Euro Pacific Funds.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 50 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	4.50%
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and full redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	0.60%
Distribution (Rule 12b-1) fees	0.25%
Other expenses (includes shareholder service fee of up to 0.15%)	0.58%
Total annual fund operating expenses	1.43%
Fee waiver and/or expense reimbursements1	(0.28%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement1	1.15%

1
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividend and interest expense on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.15% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$562	$856	$1,171	$2,063

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities of non-U.S. companies located in Europe and the Pacific Rim.  The Fund’s advisor considers a country to be part of Europe if it is part of the MSCI European indexes and part of the Pacific Rim if any of its borders touches the Pacific Ocean.  The advisor considers a company to be located in Europe or the Pacific Rim if (1) the company is organized under the laws of a country in Europe or the Pacific Rim or has its principal office in a country in Europe or the Pacific Rim; (2)  at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recent completed fiscal year from business activities in Europe or the Pacific Rim; or (3) the company's equity securities are traded principally on stock exchanges or over-the-counter markets in Europe or the Pacific Rim.  Fixed income securities in which the Fund may invest include developed and emerging market debt obligations of governments, their agencies and instrumentalities, asset-backed securities, investment grade and non-investment grade (commonly known as “junk bonds”) corporate debt obligations, and convertible bonds.  Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments.  Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P and Moody's, determined by the Fund’s advisor to be of comparable quality.  Although the Fund may invest in fixed income securities rated in any category, it will primarily invest in investment grade securities.  The Fund may invest in securities, including sovereign debt securities, denominated in U.S. dollars or in foreign currencies.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. There is no limit on the maturity of any security held by the Fund.  Although the Fund’s advisor expects to maintain an intermediate- to long-term weighted average maturity for the Fund, there are no maturity restrictions on the overall portfolio or on individual securities.  The Fund may invest in large-, mid-, and small-capitalization companies issuing fixed income securities.  In addition, the Fund may use derivatives, such as forward contracts and currency and interest rate swaps, as a hedge (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

The Fund’s advisor will first select foreign currency compositions based on an evaluation of various macroeconomic factors including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances.  Once the advisor establishes currency compositions, it will then select fixed income securities that it believes offer attractive income and/or capital appreciation potential with a reasonable level of risk. The Fund generally invests where relative combinations of fixed-income returns and currency exchange rates appear attractive.  The Fund’s advisor may sell securities for a variety of reasons, but in most cases it will be to adjust the portfolio’s average maturity, credit quality or yield, or to change geographic or currency exposures.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk of Fixed Income Securities.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  The Fund’s debt security investments may underperform particular sectors of the debt market or the debt market as a whole.

Foreign Investment Risk.  Foreign investment risks include foreign security risk, foreign currency risk and foreign sovereign risk.  The prices of foreign securities may be more volatile than those of U.S. securities because of unfavorable economic conditions, political developments, and changes in the regulatory environment of foreign countries.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations.  The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Geographic Risk related to Europe.  The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies; however, their markets remain relatively underdeveloped

Geographic Risk related to Pacific Rim. The Fund will be more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Pacific Rim region than a fund that is more geographically diversified. The Pacific Rim region includes countries in all stages of economic development; however, it has a higher prevalence of “emerging market” countries as compared to other regions of the world. Such emerging countries can be characterized as having less-developed legal and financial structures, over-extensions of credit, currency devaluations and restrictions, high inflation and unemployment. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies which are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed securities markets and legal systems.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems than the United States.

Credit Risk.  An issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Interest Rate Risk.  Changes in interest rates will affect the value of the Fund’s investments in fixed income securities and preferred stock.  Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

High Yield (“Junk”) Bond Risk.  High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment-grade securities.

Asset-Backed Securities Risk.  Asset-backed securities may be sensitive to changes in interest rates and subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness.  While such securities are generally supported by some form of government or private guarantee there is no assurance that private guarantors will meet their obligations.

Derivatives Risk. To the extent the Fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Small or Mid-Cap Company Risk.  Investments in fixed income securities of small and mid-sized companies may involve greater risks of default, downgrade, or price declines than fixed income securities of large-sized companies.

Management Risk.  The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if the Fund’s advisor pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.  Updated performance information is available on the Fund’s website at www.europacificfunds.com.

Annual Total Returns
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	4.49%	Quarter Ended 3/31/2012
Lowest Calendar Quarter Return at NAV	-6.74%	Quarter Ended 9/30/2011

Average Annual Total Returns for periods ended December 31, 2012	One Year	Since Inception (Annualized) (November 15, 2010)
Return Before Taxes	3.09%	2.10%
Return After Taxes on Distributions*	2.01%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares*	2.00%	1.28%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD (does not reflect deduction for fees, expenses or taxes)	0.85%	6.42%
Citigroup Non USD World Government Bond Index (does not reflect deduction for fees, expenses or taxes)	1.51%	2.92%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Effective July 16, 2013, the Fund’s performance benchmark is the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD.  This Index is considered an appropriate broad-based securities market index.

Investment Advisor
Euro Pacific Asset Management, LLC (the “Advisor”)

Portfolio Managers
James Nelson, CFA, Portfolio Manager, has been the portfolio manager of the Fund since its inception on November 15, 2010.  Stephen Kleckner, CAIA, Portfolio Manager, has been the co-portfolio manager of the Fund since January 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing in such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.